UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 19345

Date of Report (Date of earliest event reported): December 8, 2025

BLUSKY AI INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55219	35-2302128
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5330 South 900 East, Suite 280 Murray, Utah	84117
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 810-8790

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers. Election of Directors.

On December 8, 2025, Riley Cooney was appointed as the Corporate Development and Strategy Officer of BluSky AI, Inc. (the “Company”). Mr. Cooney, age 36, brings over 12 years of experience in strategic finance. Since 2024, Mr. Cooney has served as the CFO and Acting COO of Address USA Ventures. In 2023, he founded KSRC Consulting, partnering with MAS Advisory. From 2018 to 2023, he worked for Core Scientific as the Director of Financial Planning and Analysis. From 2016 to 2018, he served as a Financial Analyst for Alaska Air Group and from 2013 to 2016 he served as a Financial Analyst for Allegiant Travel Company. He received a Bachelor of Science degree in Finance from Brigham Young University in 2014.

Item 7.01 Regulation FD Disclosure.

On December 8, 2025, the Company issued a press release regarding Mr. Cooney’s appointment. A copy of the press release issued by the Company is attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated by reference solely for purposes of this Item 7.01 disclosure.

Exhibit 99.1 contains forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed in these forward-looking statements.

The information set forth under this Item 7.01, including Exhibit 99.1 is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Exhibits

99.1	Press Release dated December 9, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUSKY AI, INC.

Date: December 9, 2025	By:	/s/ Trent D’Ambrosio
	Name:	Trent D’Ambrosio
	Title:	Chief Executive Officer